SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report January 23, 2001
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                              Metaldyne Corporation
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               (Exact name of Registrant as Specified in Charter)

         Delaware                      001-12068                  38-2513957
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
 of Incorporation)                                           Identification No.)

21001 Van Born Rd, Taylor, MI                                     48180
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (313) 274-7405
                                                   -----------------------------

                                MascoTech, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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                                      -2-

Item 5.  Other Events.

     On January 23, 2001, a wholly owned subsidiary of MascoTech, Inc. (the "Company") merged with and into the Company pursuant to which the Company was the surviving corporation of the merger. The Company changed its name in the merger from MascoTech, Inc. to Metaldyne Corporation.



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                                      -3-


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 METALDYNE CORPORATION


                                 By: /s/ David B. Liner
                                     -------------------------------------------
                                     Name:  David B. Liner
                                     Title: Vice President and General Counsel


                                                                January 24, 2001